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                                                                    Exhibit 23.3


                            CONSENT OF TAX COUNSEL

        We consent to the reference in this Amendment No. 1 to the registration statement on Form S-4 to our firm in the discussion under the caption "Federal Income Tax Consequences," and to the inclusion of our opinion at Exhibit 8.1 of Amendment No. 1 to the registration statement on Form S-4.

/s/ BRYAN CAVE LLP

Phoenix, Arizona
July 24, 1998